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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2002
                                                         ---------------

                       UNIVEST CORPORATION OF PENNSYLVANIA
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                       0-7617                  23-1886144
       ------------                       ------                  ----------
(State or other jurisdiction            (Commission            (I.R.S. Employer
 of incorporation)                      File Number)              Ident. No.)


        14 North Main Street                                        18964
        Souderton, Pennsylvania                                     -----
        ------------------------                                  (Zip Code)
 (Address of principal executive office)

        Registrant's telephone number, including area code (215) 721-2400

                                       N/A
          (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS

     On August 13, 2002, Univest Corporation of Pennsylvania sent a correspondence to the Securities and Exchange Commission that contained the Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 signed by the Chief Executive Officer and the Chief Financial Officer.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Univest Corporation of Pennsylvania

                                  By    /s/ William S. Aichele
                                        ----------------------
                                  Name: William S. Aichele
                                  Title:  President and Chief Executive Officer
Date:   August 13, 2002